UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Farmington Rd., Mocksville, North Carolina	27028
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (336) 940-3769

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.00001 par value per share	XXII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A 2026 Special Meeting of Stockholders of 22nd Century Group, Inc. was held on Wednesday, August 5, 2026. The matters voted upon and the results of the vote were as follows:

(1)	Proposal One: To approve an amendment to the Company’s Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at a ratio between 1-for-2 and 1-for-200, to be determined at the discretion of the Board of Directors, for the purpose of complying with the Nasdaq Listing Rules, subject to the Board of Directors’ discretion to abandon such amendment. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
88,260	31,224	174	N/A

(2)	Proposal Two: To approve the issuance of 3,019,586 inducement warrants issued in June 2026 and the shares issuable upon exercise of the inducement warrants in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
62,041	12,518	156	44,953

(3)	Proposal Three: To approve a potential future offering of up to $20 million of a new class of convertible preferred stock and accompanying warrants in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
57,090	17,509	116	44,953

(4)	Proposal Four: To approve a potential future offering of up to $10 million of common stock and accompanying warrants in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
60,410	14,158	147	44,953

(5)	Proposal Five: To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of Proposals 1, 2, 3 or 4. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
90,291	28,954	413	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Lawrence Firestone
Date: August 5, 2026	Lawrence Firestone
Chief Executive Officer